SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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      (as permitted by Rule 14a-6(e)(2))
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/ /  Soliciting  Material  Pursuant to 240.14a-11(c) or 240.14a- 12
--------------------------------------------------------------------------------
Avitar, Inc. (File No. 0-20316)(Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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

                                  AVITAR, INC.
                                  65 Dan Road
                           Canton, Massachusetts 02021

                                                                   May 13, 2002

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of the Stockholders of Avitar, Inc., a Delaware corporation ("Avitar"), at Avitar's offices at 65 Dan Road, Canton, Massachusetts 02021, on June 17, 2002 at 11:00 a.m.

     At the meeting you will be asked to consider and vote upon (1) the election of five Directors to Avitar's Board of Directors; (2) the re-appointment of BDO Seidman, LLP as Avitar's Auditors for the fiscal year ending September 30, 2002; and (3) any other business that properly comes before the meeting or any adjournments or postponements thereof.

     Your vote is important. We urge you to complete, sign, date and return the enclosed proxy card promptly in the accompanying prepaid envelope. You may, of course, attend the Meeting and vote in person, even if you have previously returned your proxy card.

                                     Sincerely yours,

                                     Peter P. Phildius,
                                     Chairman and Chief Executive Officer

                                  Avitar, Inc.
                                  65 Dan Road
                           Canton, Massachusetts 02021

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be held on June 17, 2002.

To the Stockholders of Avitar, Inc.

     Notice is hereby given that the Annual Meeting of Stockholders of Avitar, Inc., a Delaware corporation ("Avitar") will be held at 11:00 a.m., local time, on June 17, 2002 at Avitar's offices at 65 Dan Road, Canton, Massachusetts, for the following purposes:

     (1) To consider and vote upon the election of the Board of Directors consisting of five persons to serve until the next annual meeting of the stockholders;

     (2) To consider and vote upon a proposal to ratify the selection of BDO Seidman, LLP as Avitar's independent auditors for the fiscal year ending September 30, 2002;

     (3) To conduct such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     Only record holders of Common Stock at the close of business on May 1, 2002 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

     To ensure that your vote will be counted, please complete, sign, date and return the Proxy in the enclosed prepaid envelope whether or not you plan to attend the Annual Meeting. You may revoke your proxy by notifying the Secretary of the Company in writing at any time before it has been voted at the Annual Meeting.

                                           By Order of the Board of Directors
                                           Jay C. Leatherman
                                           Secretary, Avitar, Inc.
May 13, 2002
Canton, Massachusetts

     YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING.

                                  Avitar, Inc.
                       -----------------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 17, 2002
                      ------------------------------------


     THE ACCOMPANYING PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AVITAR, INC.

     If properly signed and returned and not revoked, the proxy will be voted in accordance with the instructions it contains. The persons named in the accompanying proxy will vote the proxy for the Board of Directors' slate of directors and for the other matters listed on the proxy as recommended by the Board of Directors unless contrary instructions are given. At any time before it is voted, each proxy granted may be revoked by the stockholder by a later dated proxy, by written revocation addressed to the Secretary of Avitar, Inc. at the address below or by voting by ballot at the Annual Meeting.

     The Company's principal executive offices are located at 65 Dan Road, Canton, Massachusetts 02021. This proxy statement and the accompanying proxy are being sent to stockholders on or about May 13, 2002. ANY PROXY MAY BE REVOKED IN PERSON AT THE ANNUAL MEETING, BY SUBMITTING A PROXY DATED LATER THAN THE PROXY TO BE REVOKED OR BY NOTIFYING THE SECRETARY OF THE COMPANY IN WRITING AT ANY TIME PRIOR TO THE TIME THE PROXY IS VOTED.

                                VOTING SECURITIES


     The Board has fixed the close of business on May 1, 2002 as the record date (the "Record Date") for determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. Only stockholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. On the Record Date, the Company had outstanding 44,603,647 shares of Common Stock and 1,729,929 shares of Preferred Stock, of which 1,583,048 were shares of Series B and C Preferred Stock and 93,333 were shares of Series D Preferred Stock. Stockholders are entitled to one vote for each share of Common Stock (including 10 shares underlying each share of Series D Preferred Stock) and each share of Series B and C Preferred Stock on the election of members of the Board of Directors;
ratification of the re-appointment of the independent auditors and other business as may properly come before the meeting or any adjournments thereof. The holders of a majority of the outstanding voting shares constitute a quorum. Abstentions from voting and broker non-votes on a particular Proposal will be counted for purposes of determining the presence of a quorum but will not be counted as affirmative or negative votes on the Proposals.

     As of May 1, 2002, the directors and executive officers of Avitar together with their respective affiliates, held 9,002,160 shares of Common Stock and Series B and C Preferred Stock, representing 18.4 % of the shares eligible to vote at the Annual Meeting.

                         ACTION TO BE TAKEN UNDER PROXY

     All proxies for stockholders in the accompanying form that are properly executed and returned will be voted at the Annual Meeting and any adjournments thereof in accordance with any specifications thereon or, if no specifications are made, will be voted for the election of the five nominees described herein and for ratification of the appointment of independent auditors.

                                  SOLICITATION

     Avitar will bear the entire cost of the solicitation of proxies from its stockholders, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares beneficially owned by others to forward to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, telegram or personal solicitation by directors, officers or other regular employees of Avitar. No additional compensation will be paid to such persons for such services. Avitar may also employ the services of a professional solicitation company to assist with solicitation of stockholders; but as of May 13, 2002 Avitar has not determined to retain a solicitation company. If such a company were subsequently retained, Avitar would bear the entire cost.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     Five (5) directors will be elected to hold office until the next Annual Meeting of Stockholders and until their successors have been elected and duly qualified. The persons named on the accompanying proxy will vote all shares for which they have received proxies for the election of the nominees named below unless contrary instructions are given. In the event that any nominee should become unavailable, shares will be voted for a substitute nominee unless the number of directors constituting a full board is reduced. Directors are elected by plurality vote.

                                    NOMINEES


         The name, age and position with Avitar of each nominee for director is listed below, followed by summaries of their background and principal occupations.

Name                       Age    Title
----                       ---    -----
Peter P. Phildius          72     Chairman of the Board/Chief Executive Officer
Douglas W. Scott           55     President and Chief Operating Officer/Director
Neil R. Gordon (1)(2)      54     Director
James Groth (1)(2)         63     Director
Charles R. McCarthy, Jr.   63     Director
               (1)(2)

1. Member of Audit Committee.
2. Member of Compensation Committee.


PETER P. PHILDIUS

     Mr. Phildius has been Chairman of the Board of Directors since October 1990 and Chief Executive Officer since July 1996. He has been a general partner in Phildius Kenyon & Scott, a partnership ("PKS"), since that firm's founding in 1985. Prior to 1985, Mr. Phildius was an independent consultant and Chairman and co-founder of Nutritional Management, Inc., a company that operated weight loss clinics (1983 - 1985), President and Chief Operating Officer of Delmed, Inc., a medical products company (1982 - 1983), President and Chief Operating Officer of National Medical Care, Inc., a dialysis and medical products company (1979-1981) and held a variety of senior management positions with Baxter Laboratories, Inc. ("Baxter"), a hospital supply company and the predecessor of Baxter Healthcare Corporation. During the last eight years of his 18 year career at Baxter (1961 -
1979), Mr. Phildius was Group Vice President and President of the Parenteral Division, President of the Artificial Organs Division and President of the Fenwal Division.

DOUGLAS W. SCOTT

     Mr. Scott has been the Chief Operating Officer since July 1996, was the Chief Executive Officer from August 1989 until July 1996 and has been a director since August 1989. Mr. Scott has been a general partner in PK&S since its founding in 1985. Prior to 1985, Mr. Scott was Executive Vice President of Nutritional Management, Inc. (1983 - 1985); Senior Vice President, Operations of Delmed, Inc. (1982 - 1983); Vice President, Quality Assurance of Frito-Lay, Inc., a consumer products company (1980 - 1982); and held several senior positions at Baxter from 1970 to 1980. The last two of these senior positions at Baxter were General Manager of the Vicra Division and General Manager of Irish Operations. Mr. Scott is also a director of Candela Corporation, a publicly-traded company in the business of manufacturing and marketing medical lasers. Mr. Scott received an M.B.A. from the Harvard Business School.

JAMES GROTH

     Mr. Groth has served as a director since January 1990. Mr. Groth has been President of Mountainside Corporation, a provider of corporate sponsored functions, for over the past 15 years.

NEIL R. GORDON

     Mr. Gordon has served as a director since June 1997. He has been President of N.R. Gordon & Company, Inc., a company that provides a broad range of financial consulting services, since 1995. From 1981 to 1995, he was associated with Ekco Group, Inc. and served as its Treasurer from 1987 to 1995. Mr. Gordon has also served as Director of Financing and Accounting for Empire of Carolina, Inc. He received a Bachelor of Science Degree from the Pennsylvania State University.

CHARLES R. McCARTHY, JR.

     Mr. McCarthy was elected as a director in February 1999. He has been a counsel in the Washington D.C. law firm, O'Connor & Hannan, since 1993. He is currently a director of Nighthawk and AmTech Group. Previously, Mr. McCarthy was General Counsel to the National Association of Corporate Directors, served as a trial attorney with the Securities and Exchange Commission, was Blue Sky Securities Commissioner for the District of Columbia and was a law professor teaching securities law topics and served as a Board member of and counsel to a number of public companies over the last 30 years.

NUMBER OF DIRECTORS

     The Company's Bylaws allow the Board to fix the number of Board members between 3 and 7. The number has been fixed, at present, at 5. The Board can increase the number to 7 at any time without stockholder approval. There are no family relationships between any Director or Executive Officer of Avitar and any other Director or Executive Officer of Avitar.

TERM

     Directors hold office for a period of one year from the Annual Meeting of Stockholders at which they are elected or until their successors are duly elected and qualified. Officers are appointed by the Board of Directors and hold office at the will of the Board.

BOARD MEETINGS AND COMMITTEES

     The Board held 3 meetings during the fiscal year ended September 30, 2001.

     The Board has two standing committees: the Audit Committee and the Compensation Committee. The Board does not have a standing nominating committee or any committee performing the function of such a committee. During fiscal year 2001, each Board member attended at least 75% of the aggregate number of meetings of the Board and the Committee of the Board on which he served.

AUDIT COMMITTEE. The Audit Committee meets with the independent auditors, at a minimum annually, to review the results of the annual audit and discuss the financial statements; recommends to the Board the independent auditors to be retained; and receives and considers the accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial records. Management has primary responsibility for financial statements and the reporting process, including the systems of internal controls, and has represented to the Audit Committee that Avitar's 2001 consolidated financial statements are in accordance with generally accepted accounting principles. The Audit Committee, comprised of Mr. Gordon, Mr. Groth and Mr. McCarthy, held 1 telephone meeting in fiscal year 2001. In addition, the Audit Committee reviewed and approved the financial statements that were included in each of the quarterly reports on Form 10-QSB during the year ended September 30, 2001.

AUDIT COMMITTEE REPORT

     In connection with the fiscal 2001 audit, the Audit Committee has:

     - reviewed and discussed with management Avitar's audited consolidated financial statements included in our annual report on Form 10-KSB for the year ended September 30, 2001,

     - discussed with BDO Seidman, LLP the matters required to be discussed by Statement of Auditing Standards No. 61,

     - discussed with BDO Seidman, LLP whether various other services performed for Avitar during 2001, were compatible with BDO Seidman, LLP maintaining its independence, and

     - received from and discussed with BDO Seidman, LLP the written disclosures and the letter from BDO Seidman, LLP required by the Independence Standards Board Standard No. 1 and discussed with BDO Seidman, LLP its independence.

     Based on the review and the discussions described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our annual report on Form 10-KSB for the year ended September 30, 2001 for filing with the Securities and Exchange Commission.

     The Board of Directors has approved a written charter, a copy of which was attached to the 2001 Proxy Statement. Two members of the Audit Committee have been determined to be independent in accordance with the requirements of Section 121(A) of the American Stock Exchange listing standards.

     Fiscal 2001Audit Firm Fee Summary. During fiscal year 2001, Avitar retained its principal auditor, BDO Seidman, LLP to provide services in the following categories and amounts:

Audit Fees, including review of quarterly 10-QSB filings................$70,650
All Other Fees..........................................................$12,465

     The Audit Committee has considered whether the provision of non-audit services by the Company's principal auditor was compatible with maintaining auditor independence and has determined such services were not incompatible with maintaining auditor independence.

                               THE AUDIT COMMITTEE
                                 Neil R. Gordon
                                   James Groth
                            Charles R. McCarthy, Jr.

     The Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 (together, the "Acts"), except to the extent Avitar specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

COMPENSATION COMMITTEE. The Compensation Committee makes recommendations to the Board concerning salaries and incentive compensation, awards stock options to employees and consultants and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee, comprised of Mr. Gordon, Mr. Groth and Mr. McCarthy, held 1 meeting in fiscal year 2001.

DIRECTOR COMPENSATION

     During Fiscal 2001, the Company compensated its non-management directors $500 for each Board and Committee meeting, which they attend plus either a travel fee of $250 or reasonable out-of-pocket travel expenses if they must travel outside of the area to attend the meeting. On September 25, 2001, the Company approved a plan whereby its non-management directors will receive a $5,000 annual retainer, $1,000 for each board meeting attended and $500 for each committee meeting attended. In addition, this plan provides for each non-management director to be granted options covering 100,000 shares of the Company's common stock upon initial election to the Board and 30,000 shares of the Company's common stock for each year which he/she is selected to serve as a director. Such options will vest equally over a three-year period and will expire 10 years from the date of grant. Under the Directors' Plan approved by the Stockholders in May 1995 (the "1995 Directors' Plan"), non-management directors received option grants covering 15,000 shares of the Company's common stock on March 31, 2001. Such options have an exercise price of $.78 per share and will expire in March 2011. Under the plan approved by the Company on September 25, 2001, non-management directors received option grants covering 182,500 shares of the Company's common stock on September 25, 2001. These options have an exercise price of $.94 per share, vest over three years and will expire in September 2011. In the future, no options will be granted to the non-management directors under the 1995 Directors' Plan.

     For   information   on   compensation   to   management   directors,    see
"Management-Executive Compensation" below.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the number of shares of the Common Stock beneficially owned as of May 1, 2002 by (i) each person believed by Avitar to be the beneficial owner of more than 5% of the Common Stock; (ii) each director;
(iii) the Chief Executive Officer and its four most highly compensated executive officers (other than the Chief Executive Officer) who earn over $100,000 a year; and (iv) all directors and executive officers as a group. Beneficial ownership by the stockholders has been determined in accordance with the rules promulgated under Section 13(d) of the Securities Exchange Act of 1934, as amended. All shares of the Common Stock are owned both of record and beneficially, unless otherwise indicated.

Name and Address of Beneficial Owner (1)              No. Owned          %
----------------------------------                    ---------         ----

Peter P. Phildius (2)(3)(10)(14)                     4,647,291         10.0
Douglas W. Scott (2)(4)(10)(15)                      3,291,680          7.2
Phildius, Kenyon & Scott("PK&S") (2)(10)             1,713,765          3.8
Jay C. Leatherman, Jr.(2)(5)                           236,880           *
Douglas Lewis (2)(6)(16)                               994,017          2.2
James Groth (2)(7)(17)                                 184,699           *
Neil R.Gordon (2)(8)                                   275,597           *
Charles R. McCarthy (2)(9)                             171,315           *
GIN99 LLC (11)                                       6,656,140         13.1
David Brown (12)                                     7,717,812         15.1
Alan Aker (13)                                       3,692,814          7.9
All directors and executive officers
  as a group (3)(4)(5)(6)(7)(8)(9)(10)(14)(15)(16)
  (17)                                               8,087,714         16.9


* Indicates beneficial ownership of less than one (1%) percent.

(1) Information with respect to holders of more than five (5%) percent of the outstanding shares of the Company's Common Stock was derived from, to the extent available, Schedules 13D and the amendments thereto on file with the Commission and the Company's records regarding Preferred Stock issuances.

(2) The business address of such persons, for the purpose hereof, is c/o Avitar, Inc., 65 Dan Road, Canton, MA 02021.

(3) Includes 1,597,530 shares of the Company's Common Stock, options and warrants to purchase 1,265,896 shares of the Company's Common Stock and preferred stock convertible into 70,100 shares of the Company's Common Stock. Also includes the securities of the Company beneficially owned by PK&S as described below in Note 10.

(4) Includes 644,911 shares of the Company's Common Stock, options and warrants to purchase 862,904 shares of the Company's Common Stock and preferred stock convertible into 70,100 shares of the Company's Common Stock. Also includes the securities of the Company beneficially owned by PK&S as described below in Note 10.

(5) Includes 5,630 shares of the Company's Common Stock, and options and warrants to purchase 231,250 shares of the Company's Common Stock.

(6) Includes 919,017 shares of the Company's Common Stock, and options and warrants to purchase 75,000 shares of the Company's Common Stock.

(7) Includes 74,699 shares of the Company's Common Stock and options to purchase 110,000 shares of the Company's Common Stock.

(8) Includes 90,597 shares of the Company's Common Stock, warrants to purchase 90,000 shares of the Company's Common Stock granted to such director under a consulting agreement to provide services to the Company and options to purchase 95,000 shares of the Company's Common Stock.

(9) Includes 75,375 shares of the Common Stock, preferred stock convertible into 80,940 shares of the Common Stock and options to purchase 15,000 shares of the Common Stock.

(10) Represents ownership of 1,367,895 shares of the Company's Common Stock, options and warrants to purchase 60,000 shares of the Company's Common Stock and preferred stock convertible into 285,870 shares of the Company's Common Stock. PK&S is a partnership of which Mr. Phildius and Mr. Scott are general partners.

(11) The address for such entity is c/o Clifford Chance, Rogers & Wells LLP, 200 Park Avenue, New York, NY 10166. Represents 333,210 shares of the Company's Common Stock and preferred stock convertible into 6,322,930.

(12) The business address for such person is 4101 Evans Avenue, Fort Meyers, FL 33901. Represents 1,255,346 shares of the Company's Common Stock, preferred stock convertible into 5,087,466 shares of the Common Stock and warrants to purchase 1,375,000 shares of the Common Stock.

(13) The business address for such person is 1445 Northwest Boca Raton, Boca Raton, FL 33432. Represents ownership of 1,347,014 shares of the Company's common stock, preferred stock convertible into 895,800 shares of the Common Stock and warrants to purchase 1,450,000 shares of the Common Stock.

(14) Does not include 33,600 shares of the Common Stock owned by Mr. Phildius' wife, all of which he disclaims beneficial ownership.

(15) Does not include 15,000 shares of the Common Stock owned by Mr. Scott's children, all of which he disclaims beneficial ownership.

(16) Does not include 1,036,868 shares of the Common Stock owned by Mr. Lewis' wife, all of which he disclaims beneficial ownership.

(17) Does not include 10,929 shares of the Company's Common Stock owned by a trust established for Mr. Groth's children, all of which he disclaims beneficial ownership

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the officers and directors, and persons who own more than 10% of a registered class of equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish Avitar with copies of all Section 16(a) forms they file.

     Based on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, Avitar believes that, during fiscal year 2001, all filing requirements applicable to its officers, directors and greater than 10 % stockholders were complied with except the following failures to file timely reports required by Section 16(a):

o    Two  reports  (Form 4)  covering  2  transactions  were  filed late by Neil
     Gordon.

o Two reports (Form 4) covering 2 transactions were filed late by Charles McCarthy.

o    Two  reports  (Form 4)  covering  2  transactions  were filed late by James
     Groth.

o    One  report  (Form  4)  covering  1  transaction  was  filed  late by Peter
     Phildius.

o    One report (Form 4) covering 1 transaction was filed late by Douglas Scott.

o    Two  reports  (Form 4)  covering  2  transactions  were  filed  late by Jay
     Leatherman.

o    One report (Form 4) covering 1 transaction was filed late by GIN99, LLC.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     PK&S, a 3.8 % beneficial owner of the Company, provided consulting services to the Company from September 1989 to May 1995. On May 28, 1992, the Company entered into a written consulting agreement with PK&S, which reflected the provisions of a previous oral agreement approved by the Company's Board of Directors in October 1990. Pursuant to its arrangement with the Company, PK&S provided the services of each of Messrs. Phildius and Scott to the Company for approximately 20 hours per week.

     On May 19, 1995, the Company's Consulting Agreement ended and was replaced by the Employment Agreements with Messrs. Phildius and Scott (See "Employment Agreements"). As requested by Messrs. Phildius and Scott and approved by the Company's Board of Directors, the salary and benefits provided under the Employment Agreements will be paid directly to PK&S. Under the terms of the current employment agreements with Peter Phildius and Douglas Scott described above, the Company pays their salaries and related expenses directly to PK&S. The aggregate of salaries, fringe benefits and reimbursement of expenses paid to PK&S by the Company on behalf of Messrs. Phildius and Scott for fiscal years 2001 and 2000 totaled $467,344 and $460,053 respectively.

     In October 1996, the Company entered into a consulting agreement with N.R. Gordon & Company, Inc. Neil Gordon, a member of the Company's Board of Directors, is the President of N.R. Gordon and Company, Inc. Under this agreement, N.R. Gordon & Company, Inc. provided financial consulting services for which it received 50,000 warrants at an exercise price of $0.93 per share and is paid $100.00 per hour for all services performed. In addition, N.R. Gordon & Company, Inc. was entitled to receive commissions for certain capital raising services. During Fiscal 1998, the Company canceled the 50,000 warrants granted to N.R. Gordon & Company in 1996 and replaced them with 100,000 warrants (of which 50,000 where exercised in October 2001 and the remaining 50,000 do not expire until 2003) to purchase the Company's Common Stock for $.25 per share. No services were provided to the Company under this Agreement during Fiscal 1999 and Fiscal 2000. In March 2001, the Company entered into a new consulting agreement with N.R. Gordon & Company, Inc. for financial consulting services. Under this new agreement, N.R. Gordon and Company, Inc. received warrants to purchase 40,000 shares of the Company's common stock at an exercise price of $.79 per share until February 2006 and it is to be paid $100.00 per hour for services rendered to the Company.

     Management believes each of the foregoing transactions was entered into on terms at least as favorable to the Company as could be obtained from unrelated parties negotiating at arms-length.

                                   MANAGEMENT

         The directors and executive officers of the Company and their respective ages and positions with the Company, as of April 30, 2002, along with certain biographical information (based solely on information supplied by them), are as follows:

Name                      Age        Title

Peter P. Phildius         72      Chairman of the Board/Chief Executive Officer
Douglas W. Scott          55      President and Chief Operating Officer
Jay C. Leatherman Jr.     58      Vice President, Chief Financial Officer
                                   and Secretary
Douglas Lewis             58      Vice President, President of USDTL


PETER P. PHILDIUS

     Biographical information of Mr. Phildius is included under "Proposal No. 1, Election of Directors -- Nominees" in this Proxy Statement.

DOUGLAS W. SCOTT

     Biological information of Mr. Scott is included under "Proposal No. 1, Election of Directors -- Nominees" in this Proxy Statement.

JAY C. LEATHERMAN, JR.

     Mr. Leatherman has served as the Company's Chief Financial Officer since October 1992 and its Secretary since July 1994. He has over 16 years experience in financial management in the health care field. Mr. Leatherman served as Vice President and Chief Financial Officer of 3030 Park, Inc. and 3030 Park Management Company from 1985 to 1992, responsible for financial, management information services and business development functions for this continuing care retirement community and management company. He served as Director of Finance and Business Services for the Visiting Nurses Association of New Haven, Inc. from 1977 to 1985. In addition, he served in a variety of accounting and financial positions with Westinghouse Electric Corporation from 1969 to 1977. Mr. Leatherman has a Bachelor's Degree in Business Administration from the University of Hawaii.

DOUGLAS LEWIS

     Mr. Lewis had been the President of USDTL since 1990 and was appointed Vice President of the Company upon the acquisition of USDTL by the Company. He has over 25 years experience in the operation and management of laboratories, which specialize in diagnostic testing for drugs of abuse. Mr. Lewis has held senior level management and consulting positions with various hospital and private laboratories in the Chicago, Illinois area. He received a Bachelor of Arts Degree in Chemistry from Grinnell College and was a Pre-Doctoral Fellow at the University of Illinois.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE. The following table sets forth compensation earned by or paid to the Chief Executive Officer, Chief Operating Officer and other executive officers for fiscal year 2001 and, to the extent required by applicable Commission rules, the preceding two fiscal years. All of the compensation in the table below for the Chief Executive Officer and Chief Operating Officer represents management consulting fees and salary paid by Avitar to PK&S for the services of Mr. Phildius and Mr. Scott.

                                Annual Compensation        Long-Term Compensation

Name/Position                  Year        Salary(1)       Bonus          Options
-------------                  ----        ---------       -----          -------
Peter P. Phildius              2001        $200,000          0            252,000 (2)
(Chairman of the Board/        2000        $170,833          0                  0
 Chief Executive Officer)      1999        $150,000          0          1,450,000 (3)
Douglas W. Scott               2001        $180,000          0            132,000 (2)
 (President/                   2000        $162,500          0                  0
 Chief Operating Officer)      1999        $150,000          0            850,000 (3)
Jay C. Leatherman, Jr.         2001        $125,000          0             87,500(2)
 (Chief Financial Officer)     2000        $108,239          0                  0
                               1999          (4)             0            437,500 (3)
Douglas Lewis                  2001        $126,000          0                  0
 (Vice President/President     2000        $126,000          0                  0
  of USDTL)                    1999          (4)             0            250,000 (5)

(1) Does not include amounts reimbursed for business-related expenses incurred by the executive officers on behalf of the Company.

(2) Reflects additional stock options granted to executive officers by the Company's Board of Directors in September 2001.

(3) Reflects additional stock options granted to executive officers by the Company's Board of Directors in January 1999.

(4) Compensation did not equal or exceed $100,000.

(5) Reflects stock options granted to executive officer by the Board of Directors as part of the acquisition of USDTL in July 1999.

     PK&S is a partnership, two of whose general partners are Messrs. Phildius and Scott. PK&S provided management consulting services to the Company through May 18, 1995 pursuant to a written consulting agreement effective May 28, 1992. Under this agreement, Messrs. Phildius and Scott each devoted approximately 20 hours per week to the Company's affairs for which the Company paid a monthly consulting fee of $14,500 and reimbursed expenses. Since May 19, 1995, the Company has paid PK&S the salary and employee benefit amounts provided under the terms of the Company's employment agreements with Messrs. Phildius and Scott. See "Employment Agreements" below and "Certain Relationships and Related Transactions" above.

STOCK OPTION GRANTS IN LAST FISCAL YEAR. On June 27, 2001, the Outside Directors of the Company's Board of Directors granted options to purchase the Company's common stock in the amount of 252,000 (representing 8.9% of total options granted in Fiscal 2001) to Peter Phildius, 132,000 (representing 4.7% of total options granted in Fiscal 2001) to Douglas Scott and 87,500 (representing 3.1% of total options granted in Fiscal 2001) to Jay Leatherman. Such options, which have an exercise price of $.66 per share, will become exercisable at the rate of 20% per year for five years and will expire on June 27, 2011.

OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES. No stock options or stock appreciation rights were exercised by the executive officers in fiscal year 2001.

As of September 30, 2001, the executive officers held options as follows, all of which were in the money:

                                Options                      Value of Options
                     Total Options   Exercisable      Exercisable     Not Exercisable
Peter Phildius         2,052,000        792,000       $   720,720       $1,146,600
Douglas Scott          1,332,000        672,000           611,520          600,600
Jay Leatherman           607,500        170,000           154,700          398,125
Douglas Lewis            250,000         50,000            45,500          182,000

EMPLOYMENT AGREEMENTS. Messrs. Phildius and Scott are covered by Employment Agreements (the "Employment Agreements") which commenced on May 19, 1995. Pursuant to the Employment Agreements, if Messrs. Phildius and/or Scott are terminated without "Cause" (as such term is defined in the Employment
Agreements) by the Company or if Messrs. Phildius and/or Scott terminate their employment as a result of a breach by the Company of its obligations under such Agreements, he will be entitled to receive his annual base salary ($200,000 for Mr. Phildius and $180,000 for Mr. Scott) for a period of up to 18 months following such termination. In addition, if there is a "Change of Control" of the Company (as such term is defined in the Employment Agreements) and, within two years following such "Change of Control", either of Messrs. Phildius or Scott is terminated without cause by the Company or terminates his employment as a result of a breach by the Company, such executive will be entitled to certain payments and benefits, including the payment, in a lump sum, of an amount equal to up to two times the sum of (i) the executive's annual base salary and (ii) the executive's most recent annual bonus (if any). In addition, pursuant to the Employment Agreements, which have a three-year term (subject to extension), Messrs. Phildius and Scott are each entitled to annual bonus payments of up to $150,000 if the Company achieves certain levels of pre-tax income (as such term is defined in such Agreements) or alternative net income objectives established by the Board of Directors.

REQUIRED VOTE

     Election of each of the five nominees for director requires, under Avitar's Bylaws, the affirmative vote of the holders of a majority of the Avitar Common Stock and Series B, C and D Preferred Stock present in person or by proxy at the Avitar Annual Meeting (assuming a quorum exists) and entitled to vote thereon.

BOARD RECOMMENDATION

     The Avitar Board of Directors unanimously recommends a vote FOR election of all of the five nominees for director.


                                 PROPOSAL NO. 2
                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of Avitar selected BDO Seidman, LLP as auditors for the fiscal year ending September 30, 2002, subject to stockholder approval by ratification. BDO Seidman has been the independent auditors for Avitar since December 1992. A representative of BDO Seidman is expected to be present at the Annual Meeting, at which time he or she will be afforded an opportunity to make a statement, and will be available to respond to questions.

     The Board of Directors of Avitar may, in its discretion, direct appointment of new independent auditors at any time during the fiscal year if the Board believes such change would be in the best interests of Avitar and its stockholders. No such change is anticipated.

REQUIRED VOTE

     Approval of ratification of BDO Seidman requires the affirmative vote of the holders of a majority of the Avitar Common Stock and Series B, C and D Preferred Stock present in person or by proxy at the Avitar Annual Meeting (assuming a quorum exists) and entitled to vote thereon.

BOARD RECOMMENDATION

     The Board of Directors of Avitar unanimously recommends a vote FOR the ratification of BDO Seidman, LLP as auditors for the fiscal year ending September 30, 2002.

                                 OTHER BUSINESS

     The proxy confers discretionary authority on the proxies with respect to any other business which may come before the Annual Meeting. The Board of Directors of Avitar knows of no other matters to be presented at the Annual Meeting. The persons named in the proxy will vote the shares for which they hold proxies according to their best judgment if any matters not included in this Proxy Statement properly come before the meeting.

                              STOCKHOLDER PROPOSALS

     Any stockholder proposal to be included in the proxy statement and form of proxy relating to the 2003 Annual Meeting of Avitar Stockholders must be received by the close of business on March 1, 2003 and must comply in all other respects with the rules and regulations of the Securities and Exchange Commission. Proposals should be addressed to: Corporate Secretary, Avitar, Inc., 65 Dan Road, Canton, Massachusetts 02021.

                          SHARES AVITAR, INC. PROXY NO.
                    65 Dan Road, Canton, Massachusetts 02021

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Peter P. Phildius and Douglas W. Scott as Proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated below and on the reverse hereof, all shares of common stock of Avitar, Inc. ("Avitar") or shares of Series B, C or D Preferred Stock of Avitar held of record by the undersigned on May 1, 2002 at the annual meeting of stockholders of Avitar to be held on June 17, 2002 or any adjournments thereof.

     The undersigned hereby revokes any proxies heretofore given to vote said shares.

     The undersigned hereby acknowledges receipt of Avitar's Annual Report for 2001 and of the Notice of Annual Meeting of Stockholders and attached Proxy Statement dated May 13, 2002.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2. Please sign exactly as your name appears to the left hereof. When signing as corporate officer, partner, attorney, administrator, trustee or guardian, please give your full title as such.

                                      Dated                        , 2002

                                      Authorized Signature
                                      Title

Please mark boxes on reverse hereof in blue or black ink. Please date, sign and return this Proxy Card promptly using the enclosed envelope.



1. Election of Directors.

For all nominees listed below (except as marked to the contrary
 listed below)                                                            [ _ ]

Withhold Authority to vote for all nominees marked to the contrary below  [ _ ]

(Instruction: To withhold authority to vote for any individual nominee strike a line through the nominee's name below.)

Peter P. Phildius            Douglas W. Scott               Neil R.Gordon
                 James Groth              Charles R. McCarthy, Jr.

2. To ratify the appointment of BDO Seidman, LLP as independent public accountants for Avitar for the fiscal year ending September 30, 2002.

         For                Against                Abstain
            ----------------       ----------------       --------------